UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  December 6, 2023

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number			IRS Employer Identification No.

1-11459	PPL Corporation			23-2758192
(Exact name of Registrant as specified in its charter)
Pennsylvania
Two North Ninth Street
	Allentown,	PA	18101-1179
	(610)	774-5151

1-2893	Louisville Gas and Electric Company			61-0264150
(Exact name of Registrant as specified in its charter)
Kentucky
220 West Main Street
	Louisville,	KY	40202-1377
	(502)	627-2000

1-3464	Kentucky Utilities Company			61-0247570
(Exact name of Registrant as specified in its charter)
Kentucky and Virginia
One Quality Street
	Lexington,	KY	40507-1462
	(502)	627-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol:	Name of each exchange on which registered
Common Stock of PPL Corporation	PPL	New York Stock Exchange

Junior Subordinated Notes of PPL Capital Funding, Inc.
2007 Series A due 2067	PPL/67	New York Stock Exchange

Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐	PPL Corporation
☐	Louisville Gas and Electric Company
☐	Kentucky Utilities Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐	PPL Corporation
☐	Louisville Gas and Electric Company
☐	Kentucky Utilities Company

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

and

Section 8 – Other Events

Item 8.01 Other Events

Louisville Gas and Electric Company

On December 6, 2023, the County of Trimble, Kentucky (the "County") issued $65,000,000 aggregate principal amount of its Environmental Facilities Revenue Bonds, 2023 Series A (Louisville Gas and Electric Company Project) (the "County LG&E Bonds") on behalf of Louisville Gas and Electric Company ("LG&E"). The net proceeds of the County LG&E Bonds will be applied to finance the acquisition, construction, installation, and equipping of certain solid waste disposal facilities (the "LG&E Project") owned by LG&E located in Trimble County, Kentucky. The County LG&E Bonds mature on June 1, 2054, but are subject to mandatory purchase on June 1, 2027 (the "Initial Mandatory Purchase Date") at a purchase price equal to the principal amount thereof plus accrued and unpaid interest.

The County LG&E Bonds were issued under an Indenture of Trust, dated as of November 1, 2023 (the "County LG&E Indenture"), by and between the County and U.S. Bank Trust Company, National Association, as trustee (the "County Bond Trustee"). The County has loaned the proceeds of the County LG&E Bonds to LG&E pursuant to a Loan Agreement dated as of November 1, 2023 between LG&E and the County (the "LG&E Loan Agreement"). Pursuant to the LG&E Loan Agreement, LG&E is obligated to make payments in such amounts and at such times as will be sufficient to pay, when due, the principal or redemption price and interest on the County LG&E Bonds.

To secure its obligations to make payments with respect to the County LG&E Bonds, LG&E has delivered to the County Bond Trustee its First Mortgage Bonds, Collateral Series 2023TCA (the "LG&E Mortgage Bonds"), in each case, issued pursuant to LG&E's Indenture, dated as of October 1, 2010, to The Bank of New York Mellon, as trustee, as supplemented by Supplemental Indenture No. 9 ("LG&E Supplemental Indenture No. 9") dated as of November 1, 2023 (the "LG&E 2010 Indenture"). The principal amount, maturity date and interest rate provisions on the LG&E Mortgage Bonds correspond to the principal amount and maturity date of, and the interest rates on, the County LG&E Bonds. So long as LG&E makes the required payments under the LG&E Loan Agreement, it will not be obligated to make additional payments on the LG&E Mortgage Bonds.

The County LG&E Bonds initially were issued bearing interest at a term rate of 4.70% through their Initial Mandatory Purchase Date. The method of determining the interest rate on the County LG&E Bonds may be converted from time to time after the Initial Mandatory Purchase Date in accordance with the County LG&E Indenture to a daily rate, a weekly rate, a semi-annual rate, an annual rate, a long term rate, rates based on a Secured Overnight Financing Rate (SOFR) rate, a term rate based on the Securities Industry and Financial Markets Association Municipal Swap Index or an agreed flexible rate determined by a remarketing agent based on prevailing market conditions.

Except as described below, the County LG&E Bonds are not subject to optional redemption by the County prior to 90 days prior to the Initial Mandatory Purchase Date. The County LG&E Bonds are subject to extraordinary optional redemption at a redemption price of 100% of the principal amount thereof plus accrued interest to the redemption date upon the exercise by LG&E of an option under the LG&E Loan

Agreement to prepay the loan upon the occurrence of certain events, including specified damage to or destruction of the LG&E Project, condemnation of the LG&E Project, certain changes in law rendering the LG&E Loan Agreement void or unenforceable or an order requiring cessation of a substantial part of LG&E’s operations at the generating station served by the LG&E Project that would prevent LG&E from carrying on its normal operations at such station for a period of six months. The County LG&E Bonds are also subject to mandatory redemption upon a determination that the interest on the County LG&E Bonds would be included in the gross income of the owners thereof for federal income tax purposes. Any such mandatory redemption would be at a redemption price of 100% of the principal amount thereof, without redemption premium, plus accrued interest, if any, to the redemption date.

The LG&E Loan Agreement, LG&E Supplemental Indenture No. 9 and the Officer's Certificate under the LG&E 2010 Indenture relating to the LG&E Mortgage Bonds are filed with this report as Exhibits 4(a), 4(b) and 4(c), respectively, and the description of these documents above is qualified in its entirety by reference to the text of the documents themselves, which are incorporated herein by reference.

Kentucky Utilities Company

On December 6, 2023, the County of Trimble, Kentucky (the "County") issued $60,000,000 aggregate principal amount of its Environmental Facilities Revenue Bonds, 2023 Series A (Kentucky Utilities Company Project) (the "County KU Bonds") on behalf of Kentucky Utilities Company ("KU"). The net proceeds of the County KU Bonds will be applied to finance the acquisition, construction, installation, and equipping of certain solid waste disposal facilities (the "KU Project") owned by KU located in Trimble County, Kentucky. The County KU Bonds mature on June 1, 2054, but are subject to mandatory purchase on June 1, 2027 (the "Initial Mandatory Purchase Date") at a purchase price equal to the principal amount thereof plus accrued and unpaid interest.

The County KU Bonds were issued under an Indenture of Trust, dated as of November 1, 2023 (the "County KU Indenture"), by and between the County and U.S. Bank Trust Company, National Association, as trustee (the "County Bond Trustee"). The County has loaned the proceeds of the County KU Bonds to KU pursuant to a Loan Agreement dated as of November 1, 2023 between KU and the County (the "KU Loan Agreement"). Pursuant to the KU Loan Agreement, KU is obligated to make payments in such amounts and at such times as will be sufficient to pay, when due, the principal or redemption price and interest on the County KU Bonds.

To secure its obligations to make payments with respect to the County KU Bonds, KU has delivered to the County Bond Trustee its First Mortgage Bonds, Collateral Series 2023TCA (the "KU Mortgage Bonds"), in each case, issued pursuant to KU’s Indenture, dated as of October 1, 2010, to The Bank of New York Mellon, as trustee, as supplemented by Supplemental Indenture No. 10 ("KU Supplemental Indenture No. 10") dated as of November 1, 2023 (the "KU 2010 Indenture"). The principal amount, maturity date and interest rate provisions on the KU Mortgage Bonds correspond to the principal amount and maturity date of, and the interest rates on, the County KU Bonds. So long as KU makes the required payments under the KU Loan Agreement, it will not be obligated to make additional payments on the KU Mortgage Bonds.

The County KU Bonds initially were issued bearing interest at a term rate of 4.70% through their Initial Mandatory Purchase Date. The method of determining the interest rate on the County KU Bonds may be converted from time to time after the Initial Mandatory Purchase Date in accordance with the County KU Indenture to a daily rate, a weekly rate, a semi-annual rate, an annual rate, a long term rate, rates based on a Secured Overnight Financing Rate (SOFR) rate, a term rate based on the Securities Industry and Financial Markets Association Municipal Swap Index or an agreed flexible rate determined by a remarketing agent based on prevailing market conditions.

Except as described below, the County KU Bonds are not subject to optional redemption by the County prior to 90 days prior to the Initial Mandatory Purchase Date. The County KU Bonds are subject to extraordinary optional redemption at a redemption price of 100% of the principal amount thereof plus accrued interest to the redemption date upon the exercise by KU of an option under the KU Loan Agreement to prepay the loan upon the occurrence of certain events, including specified damage to or destruction of the KU Project, condemnation of the KU Project, certain changes in law rendering the KU Loan Agreement void or unenforceable or an order requiring cessation of a substantial part of KU’s operations at the generating station served by the KU Project that would prevent KU from carrying on its normal operations at such station for a period of six months. The County KU Bonds are also subject to mandatory redemption upon a determination that the interest on the County KU Bonds would be included in the gross income of the owners thereof for federal income tax purposes. Any such mandatory redemption would be at a redemption price of 100% of the principal amount thereof, without redemption premium, plus accrued interest, if any, to the redemption date.

The KU Loan Agreement, KU Supplemental Indenture No. 10 and the Officer’s Certificate under the KU 2010 Indenture relating to the KU Mortgage Bonds are filed with this report as Exhibits 4(d), 4(e) and 4(f), respectively, and the description of these documents above is qualified in its entirety by reference to the text of the documents themselves, which are incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	4(a) -	Loan Agreement dated as of November 1, 2023 between Louisville Gas and Electric Company and the County of Trimble, Kentucky.
	4(b) -	Supplemental Indenture No. 9, dated as of November 1, 2023, of Louisville Gas and Electric Company to The Bank of New York Mellon, as Trustee.
	4(c) -	Officer’s Certificate, dated March 20, 2023 establishing certain terms of the LG&E Mortgage Bonds.
	4(d) -	Loan Agreement dated as of November 1, 2023 between Kentucky Utilities Company and the County of Trimble, Kentucky.
	4(e) -	Supplemental Indenture No. 10, dated as of November 1, 2023, of Kentucky Utilities Company to The Bank of New York Mellon, as Trustee.
	4(f) -	Officer’s Certificate, dated March 20, 2023 establishing certain terms of the KU Mortgage Bonds.
	104 -	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Marlene C. Beers
Marlene C. Beers Vice President and Controller

LOUISVILLE GAS AND ELECTRIC COMPANY

By:	/s/ Christopher M. Garrett
Christopher M. Garrett Vice President-Finance and Accounting

KENTUCKY UTILITIES COMPANY

By:	/s/ Christopher M. Garrett
Christopher M. Garrett Vice President-Finance and Accounting

Dated:  December 6, 2023